COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

18.  COMMITMENTS AND CONTINGENCIES Intellectual Property Indemnification

The Company has agreed to indemnify certain customers for claims made against the Company’s products, where such claims allege infringement of third party intellectual property rights, including, but not limited to, patents, registered trademarks, and/or copyrights. Under the aforementioned indemnification clauses, the Company may be obligated to defend the customer and pay for the damages awarded against the customer under an infringement claim, including paying for the customer’s attorneys’ fees and costs. The Company’s indemnification obligations generally do not expire after termination or expiration of the agreement containing the indemnification obligation. In certain cases, there are limits on and exceptions to the Company’s potential liability for indemnification. Although, historically, the Company has not made significant payments under these indemnification obligations, the Company cannot estimate the amount of potential future payments, if any, that it might be required to make as a result of these agreements. However, the maximum potential amount of any future payments that the Company could be required to make under these indemnification obligations could be significant. Currently, the Company is not aware of any such claims.

Purchase Commitments

The Company purchases wafers from a variety of suppliers and uses several contract manufacturers to provide manufacturing services for its products. During the normal course of business, in order to manage manufacturing lead times and help ensure adequate supply, the Company issues purchase orders to suppliers and contract manufacturers. The purchase commitments arising from these purchase orders are noncancelable. The Company records a liability for noncancelable purchase commitments for quantities in excess of its future demand forecasts consistent with the valuation of the Company’s excess and obsolete inventory. The Company recorded such liabilities amounting to USD1,559, nil and USD235 as of December 31, 2009, 2010 and 2011. As of December 31, 2010 and 2011, the Company had outstanding purchase orders in the amount of USD28,906 and USD47,004, respectively.

Legal Matters

The Company in the past received several claims that it may be infringing on the intellectual property rights of other parties. Should the Company elect to enter into license agreements with other parties or should the other parties resort to litigation, the Company may be obligated in the future to make payments or to compensate these third parties. As of December 31, 2011, there was no claim or litigation against the Company.

Operating Lease Commitments

The Company has entered into noncancelable rental agreements with property management for office premises. The minimum future lease payments under noncancelable operating leases as of December 31, 2010 and 2011 are as follows:

	December 31, 2010	December 31, 2011
2011	445	—
2012	212	1,344
2013	—	802
2014	—	215
	657	2,361

Rental expenses for the years ended December 31, 2009, 2010 and 2011 were USD386, USD500 and USD813, respectively.

Capital Commitments

As of December 31, 2010 and 2011, the Company had contracted for capital expenditures on equipment of approximately nil and USD23, respectively.

Other Commitments

The Company’s agreements with third parties for software license fees have the following future payments as of December 31, 2010 and 2011:

	December 31, 2010	December 31, 2011
2011	2,280	—
2012	925	16,594
2013	375	1,163
	3,580	17,757